FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                 September 07, 2004

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 2002-1G WST Trust



New South Wales           333-32944        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9229 8131


NOTEHOLDERS REPORT - SERIES 2002-1G WST TRUST

Date of Report - Determination Date  01-Sep-04

Housing Loan Collection Period       21-May-04  to  20-Aug-04
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A              07-Jun-04   to  07-Sep-04
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A      92

Coupon Period - Class B              07-Jun-04   to  07-Sep-04
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class B      92

3 month BBSW at beginning of coupon period        5.49330%
3 Month USD-LIBOR                                 1.36000%

Foreign Exchange Rate   0.5201

Available Income                            14,669,317.90
Total Available Funds                       14,669,317.90
Accrued Interest Adjustment                          0.00
Redraws Made This Period                    48,829,142.89
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 649,847.64
Total Payments                              12,872,675.15
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                119,961,373.51
Principal Collections                       71,132,230.62
Excess Available Income                      1,796,642.75
Excess Collections Distribution              1,796,642.75
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr              783,906,427.48
Subordinated Percentage                           2.6890%
Initial Subordinated Percentage                   1.1517%
Average Quarterly Percentage                      0.2675%

               Principal/100,000     Coupon/100,000
Class A          3,270.4718           144.3059 usd
Class B            415.9145           138.4813 (per 10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A      726,960,158.72          97.18902%    1.00000
Class B       22,038,018.64           2.81098%
RFS                    0.00                        0.00000
             748,998,177.36         100.00000%   100.00000%

Stated Amount - USD                  Bond Factor
Class A       378,091,978.55         0.3387921
Class B        11,461,973.49         0.8815207
RFS                     0.00          0.00
              389,553,952.04

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $  7,200,156
Unscheduled principal      $ 63,932,075
Principal Collections      $ 71,132,231




Fixed Interest Rate Housing Loan               $   60,282,493
Variable Rate Housing Loans                    $  688,715,684
                                               $  748,998,177

                    DELINQUENCY STATISTICS

                 Collection Period Ended:   20 August 2004

               Number      Current    Instalment     % by      % by
              of Loans     Balance     Amount $    Number   Balance

 Current         7,032    717,484,532  6,742,039   96.41%   95.79%
 1 - 29 Days       208     25,968,479    195,826    2.85%    3.47%
 30 - 59 Days       32      3,399,027     26,134    0.44%    0.45%
 60 - 89 Days       11        907,916      6,410    0.15%    0.12%
 90 - 119 Days       4        507,039      4,047    0.05%    0.07%
 120 - 149 Days      1         23,940        205    0.01%    0.00%
 150 - 179 Days      1        118,641        891    0.01%    0.02%
 180+ Days           5        588,602      4,031    0.07%    0.08%

  TOTAL          7,294    748,998,177  6,979,582  100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 2002-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 2002-1G WST
                              Trust,(Registrant)

Dated: 07 September, 2004
By:    /s/ Raman Bhalla

Name:    Raman Bhalla

Title: Trust Manager